UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

ClearComm, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-28362	66-0514434
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

City View Plaza — Suite 700

No. 48 of Road 165

Guaynabo, Puerto Rico 00968

(Address of principal executive offices)

Registrant’s telephone number, including area code (787) 810-5757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 29, 2006, Margaret W. Minnich resigned from the board of directors of SuperTel Communications Corp., the General Partner of ClearComm, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2006	ClearComm, L.P.

		By:	SuperTel Communications Corp.
		Its:	General Partner

		By:	/s/ Javier O. Lamoso
Javier O. Lamoso
President